Exhibit 10.4

BANK OF WILMINGTON

1999 NONSTATUTORY STOCK OPTION PLAN

Bank of Wilmington, a North Carolina banking corporation (hereinafter referred to as the “Bank”), does herein set forth the terms of Bank of Wilmington 1999 Nonstatutory Stock Option Plan (hereinafter referred to as this “Plan”), which was adopted by the Board of Directors (hereinafter referred to as the “Board”) of the Bank subject to shareholder and regulatory approval as provided in paragraph 20 hereof.

1. Purpose of this Plan. The purpose of this Plan is to provide for the grant of Nonstatutory Stock Options (hereinafter referred to as “Options” or singularly, “Option”) to Eligible Directors (as hereinafter defined) of the Bank who wish to invest in the Bank’s common stock (hereinafter referred to as “Common Stock”). The Board believes that participation in the ownership of the Bank by the Eligible Directors will be to the mutual benefit of the Bank and the Eligible Directors. In addition, the existence of this Plan will make it possible for the Bank to attract capable individuals to serve on the Board. As used herein, the term “Eligible Directors” or singularly, “Eligible Director,” shall mean those members of the Board during the existence of this Plan.

2. Administration of this Plan.

(a) This Plan shall be administered by the Board. The Board shall have full power and authority to construe, interpret and administer this Plan. All actions, decisions, determinations, or interpretations of the Board shall be final, conclusive, and binding upon all parties.

(b) The Board may designate any officers or employees of the Bank or of any of its subsidiaries to assist in the administration of this Plan. The Board may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Board may see fit.

3. Shares of Common Stock Subject to this Plan. The maximum number of shares of Common Stock that shall be offered under this Plan is Eighty-Five Thousand Six Hundred Fifty-Five (85,655) shares, subject to adjustment as provided in paragraph 13. Shares subject to Options which expire or terminate prior to the issuance of the shares of Common Stock shall lapse and the shares of Common Stock originally subject to such Options shall again be available for future grants of Options under this Plan.

4. Eligibility; Grant of Options. Each Eligible Director serving on the Board shall receive an Option to purchase shares of Common Stock in an amount as shall be determined by the Board of Directors by a majority vote. Any Options not granted hereby may be reserved for future issuance by a majority vote of the entire Board.

5. Option Price.

(a) The price per share of each Option granted under this Plan (hereinafter called the “Option Price”) shall be determined by the Board as of the effective date of grant of such Option, but in no event shall such Option Price be less than 100% of the fair market value of Common Stock on the date of grant. An Option shall be considered as granted on the later of (i) the date that the Board acts to grant such Option, or (ii) such later date as the Board shall specify in an Option Agreement (as hereinafter defined).

(b) The fair market value of a share of Common Stock shall be determined as follows: (i) if on the date as of which such determination is being made, Common Stock being valued is admitted to trading on a securities exchange or exchanges for which actual sale prices are regularly reported, or actual sale prices are otherwise regularly published, the fair market value of a share of Common Stock shall be deemed to be equal to the mean of the closing sale price as reported for each of the five (5) trading days immediately preceding the date as of which such determination is made; provided, however, that, if a closing sale price is not reported for each of the five (5) trading days immediately preceding the date as of which such determination is made, then the fair market value shall be equal to the mean of the closing sale prices on those trading days for which such price is available, or (ii) if on the date as of which such determination is made, no such closing sale prices are reported, but quotations for Common Stock being valued are regularly listed on the National Association of Securities Dealers Automated Quotation System or another comparable system, the fair market value of a share of Common Stock shall be deemed to be equal to the mean of the average of the closing bid and asked prices for such Common Stock quoted on such system on each of the five (5) trading days preceding the date as of which such determination is made, but if a closing bid and asked price is not available for each of the five (5) trading days, then the fair market value shall be equal to the mean of the average of the closing bid and asked prices on those trading days during the five-day period for which such prices are available, or (iii) if no such quotations are available, the fair market value of a share of Common Stock shall be deemed to be the average of the closing bid and asked prices furnished by a professional securities dealer making a market in such shares, as selected by the Board, for the trading date first preceding the date as of which such determination is made. If the Board determines that the price as determined above does not represent the fair market value of a share of Common Stock, the Board may then consider such other factors as it deems appropriate and then fix the fair market value for the purposes of this Plan.

6. Payment of Option Price. Payment for shares subject to an Option shall be made in cash.

7. Terms and Conditions of Grant of Options. Each Option granted pursuant to this Plan shall be evidenced by a written Nonstatutory Stock Option Agreement (hereinafter referred to as “Option Agreement”) with each Eligible Director (hereinafter referred to as “Optionee”) to whom an Option is granted; such agreement shall be substantially in the form attached hereto as “Exhibit A,” unless the Board shall adopt a different form and, in each case, may contain such other, different, or additional terms and conditions as the Board may determine. Furthermore, and notwithstanding anything else herein, Options granted hereunder shall be subject to the right of the North Carolina Commissioner of Banks (the “Commissioner”) and the Federal Deposit Insurance Corporation (the “FDIC”) to direct the Bank to require an Optionee to exercise or forfeit his or her stock rights if the Bank’s capital falls below the minimum requirements, as determined by the Commissioner or FDIC.

8. Option Period. Each Option Agreement shall set forth a period during which such Option may be exercised (hereinafter referred to as the “Option Period”); provided, however, that the Option Period shall not exceed ten (10) years after the date of grant of such Option as specified in an Option Agreement.

9. Limitation on Grant of Stock Options. No one individual shall be granted Options under this Plan in excess of 40% of the shares reserved for issuance pursuant to Paragraph 3 hereof.

10. Exercise of Options. An Option shall be exercised by written notice to the Board signed by an Optionee or by such other person as may be entitled to exercise such Option. In the case of the exercise of an Option, the aggregate Option Price for the shares being purchased shall be paid in cash. The written notice shall state the number of shares with respect to which an Option is being exercised and shall either be accompanied by the payment of the aggregate Option Price for such shares or shall fix a date (not more than ten (10) business days after the date of such notice) by which the payment of the aggregate Option Price will be made. An Optionee shall not exercise an Option to purchase less than 100 shares, unless the Board otherwise approves or unless the partial exercise is for the remaining shares available under such Option. A certificate or certificates for the shares of Common Stock purchased by the exercise of an Option shall be issued in the regular course of business subsequent to the exercise of such Option and the payment therefor. During the Option Period, no person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares of Common Stock issuable upon exercise of such Option, until certificates representing such shares shall have been issued and delivered and the individual’s name entered as a shareholder of record on the books of the Bank for such shares.

11. Effect of Leaving the Board or Death.

(a) In the event that an Optionee leaves the Board for any reason other than retirement, disability, death, or a “change in control” of the Bank any Option granted to the Optionee under this Plan, to the extent not previously exercised by the Optionee or expired, shall immediately terminate and shall be available again for the granting of additional options to Eligible Directors during the remaining term of this Plan upon such terms and conditions as may be determined by the Board.

(b) In the event that an Optionee should leave the Board as a result of such Optionee’s retirement, such Optionee shall have the right to exercise an Option granted under this Plan, to the extent that it has not previously been exercised by the Optionee or expired, for such period of time as may be determined by the Board and specified in an Option Agreement, but in no event may any Option be exercised later than the end of the Option Period provided in the Option Agreement in accordance with paragraph 8 hereof. For purposes of this Plan, the term “retirement” shall mean termination of an Eligible Director’s membership on the Board (i) at any time after attaining age 62 with the approval of the Board; or (ii) at the election of the Eligible Director, at any time after not less than five (5) years service as a member of the Board, such service shall be computed cumulatively for purposes of this clause (ii).

(c) In the event that an Optionee should leave the Board by reason of such Optionee’s disability, such Optionee shall have the right to exercise an Option granted under this Plan, to the extent that it has not previously been exercised or expired, for such period of time as may be determined by the Board and specified in an Option Agreement, but in no event may any Option be exercised later than the end of the Option Period provided in the Option Agreement in accordance with paragraph 8 hereof. For purposes of this Plan, the term “disability” shall be defined as may be determined by the Board, from time to time, or as determined at any time with respect to any individual Optionee.

(d) In the event that an Optionee should die while serving on the Board or after leaving by reason of disability or retirement or following a change in control during the Option Period provided in an Option Agreement in accordance with paragraph 8 hereof, an Option granted under this Plan, to the extent that it has not previously been exercised or expired, shall be exercisable, in accordance with its terms, by the personal representative of such Optionee, the executor or administrator of such Optionee’s estate, or by any person or persons who acquired such Option by bequest or inheritance from such Optionee, notwithstanding any limitations placed on the exercise of such Option by this Plan or an Option Agreement, at any time within twelve (12) months after the date of death of such Optionee, but in no event may an Option be exercised later than the end of the Option Period provided in an Option Agreement in accordance with paragraph 8 hereof. Any references herein to an Optionee shall be deemed to include any person entitled to exercise an Option after the death of such Optionee under the terms of this Plan.

(e) In the event an Optionee shall leave the Board as a result of a “change in control” of the Bank, such Optionee shall have the right to exercise the Option granted under this Plan, to the extent that it has not previously been exercised by the Optionee or expired, for such period of time as may be determined by the Board as specified in an Option Agreement, but in no event may any Option be exercised later than the end of the Option Period provided in the Option Agreement in accordance with paragraph 8 hereof.

12. Effect of Plan on Status as Member of a Board. The fact that an Eligible Director has been granted an Option under this Plan shall not confer on such Eligible Director any right to continued service on the Board, nor shall it limit the right of the Bank to remove such Eligible Director from the Board at any time.

13. Adjustment Upon Changes in Capitalization; Dissolution or Liquidation.

(a) In the event of a change in the number of shares of Common Stock outstanding by reason of a stock dividend, stock split, recapitalization, reorganization, merger, exchange of shares, or other similar capital adjustment prior to the termination of an Optionee’s rights under this Plan, equitable proportionate adjustments shall be made by the Board in (i) the number and kind of shares which remain available under this Plan, and (ii) the number, kind, and the Option Price of shares subject to the unexercised portion of an Option under this Plan. The adjustments to be made shall be determined by the Board and shall be consistent with such change or changes in the Bank’s total number of outstanding shares; provided, however, that no adjustment shall change the aggregate Option Price for the exercise of Options granted under this Plan.

(b) The grant of Options under this Plan shall not affect in any way the right or power of the Bank or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Bank’s capital structure or its business, or any merger or consolidation of the Bank, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Bank, or any sale or transfer of all or any part of the Bank’s assets or business.

(c) Except upon a “change in control”, upon the effective date of the dissolution or liquidation of the Bank, this Plan and any Options granted hereunder, shall terminate.

14. Non-Transferability. An Option granted under this Plan shall not be assignable or transferable except, in the event of the death of an Optionee, by will or by the laws of descent and distribution. In the event of the death of an Optionee, his personal representative, the executor or the administrator of such Optionee’s estate, or the person or persons who acquired by bequest or inheritance the rights to exercise such Options, may exercise any Option or portion thereof to the extent not previously exercisable or surrendered by an Optionee or expired, in accordance with its terms, prior to the expiration of the exercise period as specified in subparagraph 11(d) hereof.

15. Tax Withholding. The Bank or any of its subsidiaries shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the grant, exercise or the sale of stock acquired upon the exercise of an Option in order for the Bank or any of its subsidiaries to obtain a tax deduction otherwise available as a consequence of such grant, exercise or sale, as the case may be.

16. Listing and Registration of Option Shares. Any Option granted under this Plan shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

17. Exculpation and Indemnification. In connection with this Plan, no member of the Board shall be personally liable for any act or omission to act in such person’s capacity as a member of the Board, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person’s own bad faith, gross negligence, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Bank shall indemnify and hold harmless the members of the Board, and each other officer or employee of the Bank or of any of its subsidiaries to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act in connection with the performance of such person’s duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons.

18. Amendment and Modification of this Plan. The Board may at any time, and from time to time, amend or modify this Plan (including the form of Option Agreement) in any respect consistent with applicable regulations; provided, however, that no amendment or modification shall be made that increases the total number of shares covered by this Plan or effects any change in the category of persons who may receive Options under this Plan or materially increases the benefits accruing to Optionees under this Plan unless such change is approved by the holders of two-thirds ( 2/3) of the outstanding shares of Common Stock entitled to vote on such proposal and the Commissioner. Any amendment or modification of this Plan shall not materially reduce the benefits under any Option therefore granted to an Optionee under this Plan without the consent of such Optionee or the transferee in the event of the death of such Optionee.

19. Termination and Expiration of this Plan. This Plan may be abandoned, suspended, or terminated at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Options then outstanding under this Plan. No Option shall be granted pursuant to this Plan after ten (10) years from the effective date of this Plan as provided in paragraph 20 hereof.

20. Effective Date; Shareholder Approval; Regulatory Approval. This Plan shall not be effective until approved by the holders of two-thirds of the issued and outstanding shares of Common Stock entitled to vote on such proposal (the “Effective Date”) and the Commissioner.

21. Captions and Heading; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, the singular number, the plural, and vice versa, whenever such meanings are appropriate.

22. Expenses of Administration of Plan. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Bank or by one of its subsidiaries.

23. Governing Law. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

24. Inspection of Plan. A copy of this Plan, and any amendments thereto or modifications thereof, shall be maintained by the Secretary of the Bank and shall be shown to any proper person making inquiry about it.

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